Investor Supplement Fourth Quarter 2022 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. The Allstate Corporation

Condensed Consolidated Statements of Operations 1 Segment Results 13 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Return on Allstate Common Shareholders' Equity 4 Segment Results and Other Statistics 14 Policies in Force 5 Segment Results 15 Results 6 Profitability Measures 7 Investment Position and Results 16 Impact of Net Rate Changes Implemented on Premiums Written 8 Investment Position and Results by Strategy 17 Auto Profitability Measures 9 Auto Statistics 10 18,19 Allstate Brand Auto State Profitability 11 Homeowners Profitability Measures 12 20 Property-Liability Allstate Protection The Allstate Corporation Investor Supplement - Fourth Quarter 2022 Table of Contents Consolidated Operations Protection Services Definitions of Non-GAAP Measures Glossary Items included in the glossary are denoted with a caret (^) the first time used. Allstate Health and Benefits Investments Corporate and Other

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 11,900$ 11,661$ 11,362$ 10,981$ 10,852$ 10,615$ 10,444$ 10,307$ 45,904$ 42,218$ 435 463 466 469 459 460 447 455 1,833 1,821 660 561 563 560 587 536 494 555 2,344 2,172 557 690 562 594 847 764 974 708 2,403 3,293 95 (167) (733) (267) 266 105 287 426 (1,072) 1,084 13,647 13,208 12,220 12,337 13,011 12,480 12,646 12,451 51,412 50,588 10,002 10,073 9,367 7,822 7,804 8,264 7,207 6,043 37,264 29,318 - - - - - - 29 - - 29 260 263 269 269 278 277 252 242 1,061 1,049 1,731 1,682 1,619 1,612 1,602 1,582 1,545 1,523 6,644 6,252 1,852 1,842 1,850 1,902 1,956 1,890 1,683 1,731 7,446 7,260 25 79 259 (247) (240) 40 (134) (310) 116 (644) 24 14 1 12 25 23 71 51 51 170 89 90 87 87 109 109 105 53 353 376 84 85 83 83 84 69 91 86 335 330 14,067 14,128 13,535 11,540 11,618 12,254 10,849 9,419 53,270 44,140 (420) (920) (1,315) 797 1,393 226 1,797 3,032 (1,858) 6,448 (117) (237) (291) 151 281 20 362 626 (494) 1,289 (303) (683) (1,024) 646 1,112 206 1,435 2,406 (1,364) 5,159 - - - - (321) 325 196 (3,793) - (3,593) (303) (683) (1,024) 646 791 531 1,631 (1,387) (1,364) 1,566 (19) (15) (9) (10) (26) (7) 6 (6) (53) (33) (284) (668) (1,015) 656 817 538 1,625 (1,381) (1,311) 1,599 26 26 27 26 27 30 30 27 105 114 (310)$ (694)$ (1,042)$ 630$ 790$ 508$ 1,595$ (1,408)$ (1,416)$ 1,485$ (1.17)$ (2.58)$ (3.81)$ 2.27$ 3.90$ 0.62$ 4.68$ 7.88$ (5.22)$ 17.23$ - - - - (1.13) 1.11 0.66 (12.53) - (12.19) (1.17)$ (2.58)$ (3.81)$ 2.27$ 2.77$ 1.73$ 5.34$ (4.65)$ (5.22)$ 5.04$ (1.17)$ (1) (2.58)$ (2) (3.81)$ (3) 2.24$ 3.84$ 0.62$ 4.61$ 7.78$ (5.22)$ (1) 16.98$ - - - - (1.11) 1.09 0.65 (12.38) - (12.02) (1.17)$ (2.58)$ (3.81)$ 2.24$ 2.73$ 1.71$ 5.26$ (4.60)$ (5.22)$ 4.96$ 264.4 268.7 273.8 278.1 285.0 293.1 298.8 302.5 271.2 294.8 264.4 (1) 268.7 (2) 273.8 (3) 281.8 289.0 297.9 303.3 306.4 271.2 (1) 299.1 0.85$ 0.85$ 0.85$ 0.85$ 0.81$ 0.81$ 0.81$ 0.81$ 3.40$ 3.24$ (1) (2) (3) ($ in millions, except per share data) Revenues Property and casualty insurance premiums ^ The Allstate Corporation Condensed Consolidated Statements of Operations Three months ended Accident and health insurance premiums and contract charges ^ Other revenue ^ Net investment income Net gains (losses) on investments and derivatives Total revenues Operating costs and expenses Pension and other postretirement remeasurement (gains) losses Restructuring and related charges Amortization of purchased intangibles Costs and expenses Property and casualty insurance claims and claims expense Shelter-in-Place Payback expense Accident, health and other policy benefits Amortization of deferred policy acquisition costs Interest expense Total costs and expenses Income (loss) from operations before income tax expense Income tax expense (benefit) Net income (loss) from continuing operations Twelve months ended Due to a net loss reported for the three and twelve months ended December 31, 2022, calculation uses weighted average shares of 264.4 million and 271.2 million, which excludes weighted average diluted shares of 3.1 million and 3.1 million, respectively. Income (loss) from discontinued operations, net of tax Net income (loss) Less: Net income (loss) attributable to noncontrolling interest Net income (loss) attributable to Allstate Less: Preferred stock dividends Net income (loss) applicable to common shareholders Earnings per common share Basic Continuing operations Discontinued operations Total Diluted Continuing operations Discontinued operations Total Weighted average common shares - Basic Weighted average common shares - Diluted Cash dividends declared per common share Due to a net loss reported for the three months ended September 30, 2022, calculation uses weighted average shares of 268.7 million, which excludes weighted average diluted shares of 2.9 million. Due to a net loss reported for the three months ended June 30, 2022, calculation uses weighted average shares of 273.8 million, which excludes weighted average diluted shares of 3.2 million. The Allstate Corporation Q422 Supplement 1

($ in millions, except per share data) Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 Contribution to income $ (310) $ (694) $ (1,042) $ 630 $ 790 $ 508 $ 1,595 $ (1,408) $ (1,416) $ 1,485 Net (gains) losses on investments and derivatives (95) 167 733 267 (266) (105) (287) (426) 1,072 (1,084) Pension and other postretirement remeasurement (gains) losses 25 79 259 (247) (240) 40 (134) (310) 116 (644) Reclassification of periodic settlements and accruals on non- hedge derivative instruments - - - - (1) - - 1 - - Business combination expenses and the amortization of purchased intangibles 89 90 87 87 109 109 105 75 353 398 Business combination fair value adjustment - - - - - - (6) - - (6) (Gain) loss on disposition (83) (1) 5 (27) 16 - - - - (89) (1) - (Income) loss from discontinued operations - - - - 177 (235) (493) 4,163 - 3,612 Income tax expense (benefit) and other 15 (67) (219) (27) 227 (100) 369 (224) (298) 272 $ (359) $ (420) $ (209) $ 726 $ 796 $ 217 $ 1,149 $ 1,871 $ (262) $ 4,033 Income per common share - Diluted Net income (loss) applicable to common shareholders $ (1.17) (2) $ (2.58) (3) $ (3.81) (4) $ 2.24 $ 2.73 $ 1.71 $ 5.26 $ (4.60) $ (5.22) (5) $ 4.96 Net (gains) losses on investments and derivatives (0.36) 0.62 2.68 0.95 (0.92) (0.35) (0.95) (1.39) 3.95 (3.63) Pension and other postretirement remeasurement (gains) losses 0.09 0.29 0.95 (0.88) (0.83) 0.13 (0.44) (1.01) 0.43 (2.15) Reclassification of periodic settlements and accruals on non- hedge derivative instruments - - - - - - - - - - Business combination expenses and the amortization of purchased intangibles 0.34 0.34 0.32 0.31 0.38 0.37 0.35 0.25 1.30 1.33 Business combination fair value adjustment - - - - - - (0.02) - - (0.02) (Gain) loss on disposition (0.32) 0.02 (0.10) 0.06 - - - - (0.33) - (Income) loss from discontinued operations - - - - 0.61 (0.79) (1.63) 13.59 - 12.08 Income tax expense (benefit) and other 0.06 (0.25) (0.80) (0.10) 0.78 (0.34) 1.22 (0.73) (1.10) 0.91 Adjusted net income (loss) * $ (1.36) (2) $ (1.56) (3) $ (0.76) (4) $ 2.58 $ 2.75 $ 0.73 $ 3.79 $ 6.11 $ (0.97) (5) $ 13.48 Weighted average common shares - Diluted 264.4 (2) 268.7 (3) 273.8 (4) 281.8 289.0 297.9 303.3 306.4 271.2 (5) 299.1 (1) (2) (3) (4) (5) Three months ended Net income (loss) applicable to common shareholders Adjusted net income (loss) * Contribution to Income The Allstate Corporation Twelve months ended Due to a net loss reported for the three months ended September 30, 2022, calculation uses weighted average shares of 268.7 million, which excludes weighted average diluted shares of 2.9 million. Includes $83 million related to the gain on sale of headquarters in the fourth quarter of 2022 reported as other revenue in Corporate and Other segment. Due to a net loss reported for the three months ended June 30, 2022, calculation uses weighted average shares of 273.8 million, which excludes weighted average diluted shares of 3.2 million. Due to a net loss reported for the three months ended December 31, 2022, calculation uses weighted average shares of 264.4 million, which excludes weighted average diluted shares of 3.1 million. Due to a net loss reported for the twelve months ended December 31, 2022, calculation uses weighted average shares of 271.2 million, which excludes weighted average diluted shares of 3.1 million. The Allstate Corporation Q422 Supplement 2

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 $ 15,505 $ 15,703 $ 18,145 $ 21,242 $ 23,209 $ 24,759 $ 26,037 $ 24,649 267.0 269.1 274.3 279.7 284.7 292.6 301.6 304.0 $ 58.07 $ 58.35 $ 66.15 $ 75.95 $ 81.52 $ 84.62 $ 86.33 $ 81.08 $ 15,505 $ 15,703 $ 18,145 $ 21,242 $ 23,209 $ 24,759 $ 26,037 $ 24,649 (2,252) (2,931) (2,141) (995) 601 1,830 2,167 1,680 $ 17,757 $ 18,634 $ 20,286 $ 22,237 $ 22,608 $ 22,929 $ 23,870 $ 22,969 267.0 269.1 274.3 279.7 284.7 292.6 301.6 304.0 $ 66.51 $ 69.25 $ 73.96 $ 79.50 $ 79.41 $ 78.36 $ 79.14 $ 75.56 $ 7,964 $ 7,967 $ 7,970 $ 7,973 $ 7,976 $ 7,980 $ 7,996 $ 7,996 $ 25,439 $ 25,640 $ 28,085 $ 31,185 $ 33,155 $ 34,709 $ 36,203 $ 34,815 45.6% 45.1% 39.6% 34.3% 31.7% 29.9% 28.3% 29.8% 31.3% 31.1% 28.4% 25.6% 24.1% 23.0% 22.1% 23.0% (1) (2) The Allstate Corporation Book Value per Common Share and Debt to Capital Denominator: Common shares outstanding and dilutive potential common shares outstanding (2) ($ in millions, except per share data) Book value per common share Numerator: Allstate common shareholders' equity (1) Book value per common share Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities Numerator: Allstate common shareholders' equity Less: Unrealized net capital gains and losses on fixed income securities Adjusted Allstate common shareholders' equity Denominator: Common shares outstanding and dilutive potential common shares outstanding Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * Total debt Total capital resources Ratio of debt to Allstate shareholders' equity Common shares outstanding were 263,458,276 and 280,594,850 as of December 31, 2022 and December 31, 2021, respectively. Excludes equity related to preferred stock of $1,970 million at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 and $2,170 million at June 30, 2021 and March 31, 2021. Ratio of debt to capital resources The Allstate Corporation Q422 Supplement 3

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 $ (1,416) $ (316) $ 886 $ 3,523 $ 1,485 $ 3,293 $ 3,911 $ 3,540 $ 23,209 $ 24,759 $ 26,037 $ 24,649 $ 28,247 $ 25,293 $ 25,016 $ 22,203 15,505 15,703 18,145 21,242 23,209 24,759 26,037 24,649 $ 19,357 $ 20,231 $ 22,091 $ 22,946 $ 25,728 $ 25,026 $ 25,527 $ 23,426 (7.3) % (1.6) % 4.0% 15.4% 5.8% 13.2% 15.3% 15.1% $ (262) $ 893 $ 1,530 $ 2,888 $ 4,033 $ 4,829 $ 5,512 $ 5,179 $ 23,209 $ 24,759 $ 26,037 $ 24,649 $ 28,247 $ 25,293 $ 25,016 $ 22,203 598 1,828 2,164 1,680 3,180 2,744 2,602 530 22,611 22,931 23,873 22,969 25,067 22,549 22,414 21,673 15,505 15,703 18,145 21,242 23,209 24,759 26,037 24,649 (2,253) (2,927) (2,138) (995) 598 1,828 2,164 1,680 17,758 18,630 20,283 22,237 22,611 22,931 23,873 22,969 $ 20,185 $ 20,781 $ 22,078 $ 22,603 $ 23,839 $ 22,740 $ 23,144 $ 22,321 (1.3) % 4.3% 6.9% 12.8% 16.9% 21.2% 23.8% 23.2% (1) (2) ($ in millions) Return on Allstate common shareholders' equity Return on Allstate Common Shareholders' Equity The Allstate Corporation Twelve months ended Numerator: Net income applicable to common shareholders (1) Denominator: Beginning Allstate common shareholders' equity Ending Allstate common shareholders' equity (2) Average Allstate common shareholders' equity ^ Return on Allstate common shareholders' equity Adjusted net income return on Allstate common shareholders' equity Numerator: Adjusted net income * (1) Denominator: Beginning Allstate common shareholders' equity Less: Unrealized net capital gains and losses Adjusted beginning Allstate common shareholders' equity Excludes equity related to preferred stock of $1,970 million at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 and $2,170 million at June 30, 2021 and March 31, 2021. Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. Ending Allstate common shareholders' equity (2) Less: Unrealized net capital gains and losses Adjusted ending Allstate common shareholders' equity Average adjusted Allstate common shareholders' equity ^ Adjusted net income return on Allstate common shareholders' equity * The Allstate Corporation Q422 Supplement 4

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 26,034 26,131 26,192 26,071 25,916 25,654 25,614 25,453 7,260 7,237 7,197 7,165 7,159 7,138 7,111 7,090 4,936 4,930 4,919 4,894 4,866 4,848 4,816 4,774 311 310 311 312 315 319 322 325 38,541 38,608 38,619 38,442 38,256 37,959 37,863 37,642 21,658 21,853 21,979 21,968 21,972 21,951 21,920 21,824 6,622 6,599 6,566 6,536 6,525 6,496 6,459 6,427 4,376 4,278 4,213 4,103 3,944 3,703 3,694 3,629 638 638 631 629 634 642 652 663 138,726 134,700 137,292 139,992 141,073 141,809 139,453 133,510 3,865 3,888 3,921 3,924 3,956 3,980 4,013 3,996 531 523 519 518 525 533 539 540 3,112 2,968 2,961 2,949 2,802 3,197 3,041 2,702 146,234 142,079 144,693 147,383 148,356 149,519 147,046 140,748 4,296 4,320 4,368 4,484 4,333 4,378 4,452 4,522 189,071 185,007 187,680 190,309 190,945 191,856 189,361 182,912 (1) • • • • • • • • Policies in force statistics (in thousands) (1) Allstate Protection Auto Homeowners The Allstate Corporation Policies in Force Other personal lines Commercial lines Total Allstate brand Auto Homeowners National General Auto Homeowners Protection Services Allstate Protection Plans Allstate Dealer Services Allstate Roadside Allstate Identity Protection Total Allstate Health and Benefits Total policies in force Policy counts are based on items rather than customers. Allstate Health and Benefits reflects certificate counts as opposed to group counts. Allstate Identity Protection reflects individual customer counts for identity protection products. Allstate Protection Plans represents active consumer product protection plans. Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. PIF does not reflect banking relationships for our lender-placed insurance products to customers including fire, home and flood products, as well as collateral protection insurance and guaranteed asset protection products for automobiles. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Commercial lines PIF for shared economy agreements reflect contracts that cover multiple drivers as opposed to individual drivers. Allstate Roadside reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. The Allstate Corporation Q422 Supplement 5

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 $ 11,480 $ 12,037 $ 11,509 $ 10,761 $ 10,301 $ 10,966 $ 10,323 $ 9,768 $ 45,787 $ 41,358 (67) (852) (599) (258) 121 (672) (312) (280) (1,776) (1,143) (33) (28) (36) (5) (32) (135) (2) 408 (102) 239 11,380 11,157 10,874 10,498 10,390 10,159 10,009 9,896 43,909 40,454 350 364 355 347 366 365 321 385 1,416 1,437 (9,865) (9,934) (9,231) (7,702) (7,683) (8,145) (7,103) (5,945) (36,732) (28,876) - - - - - - (29) - - (29) (1,453) (1,414) (1,355) (1,348) (1,345) (1,346) (1,319) (1,303) (5,570) (5,313) (1,365) (1,390) (1,450) (1,445) (1,507) (1,477) (1,313) (1,325) (5,650) (5,622) (20) (14) 2 (12) (32) (15) (66) (32) (44) (145) (62) (61) (59) (58) (76) (75) (71) (19) (240) (241) $ (1,035) $ (1,292) $ (864) $ 280 $ 113 $ (534) $ 429 $ 1,657 $ (2,911) $ 1,665 $ (779) $ (763) $ (1,108) $ (462) $ (528) $ (1,269) $ (952) $ (590) $ (3,112) $ (3,339) (701) (679) (651) (621) (642) (563) (558) (553) (2,652) (2,316) 86.7 89.0 84.9 73.3 73.9 80.2 71.0 60.1 83.6 71.4 (6.8) (6.8) (10.2) (4.4) (5.1) (12.5) (9.5) (6.0) (7.1) (8.3) (2.5) (7.8) (3.8) (1.5) (1.8) (1.6) 0.2 (0.1) (3.9) (0.8) 77.4 74.4 70.9 67.4 67.0 66.1 61.7 54.0 72.6 62.3 22.4 22.6 23.0 24.0 25.0 25.1 24.7 23.2 23.0 24.5 (0.6) (0.6) (0.5) (0.5) (0.7) (0.8) (0.7) (0.1) (0.5) (0.6) 21.8 22.0 22.5 23.5 24.3 24.3 24.0 23.1 22.5 23.9 (1.3) (1.7) (2.3) (3.3) (2.9) (3.2) (3.1) (3.2) (2.2) (3.1) (0.1) (0.1) - (0.1) (0.3) (0.1) (0.6) (0.3) (0.1) (0.4) - - - - - - (0.2) - - (0.1) 20.4 20.2 20.2 20.1 21.1 21.0 20.1 19.6 20.2 20.3 6.2 6.1 6.0 5.9 6.2 5.5 5.6 5.6 6.0 5.7 26.6 26.3 26.2 26.0 27.3 26.5 25.7 25.2 26.2 26.0 109.1 111.6 107.9 97.3 98.9 105.3 95.7 83.3 106.6 95.9 (6.8) (6.8) (10.2) (4.4) (5.1) (12.5) (9.5) (6.0) (7.1) (8.3) (2.5) (7.8) (3.8) (1.5) (1.8) (1.6) 0.2 (0.1) (3.9) (0.8) (0.6) (0.6) (0.5) (0.5) (0.7) (0.8) (0.7) (0.1) (0.5) (0.6) 99.2 96.4 93.4 90.9 91.3 90.4 85.7 77.1 95.1 86.2 - 1.1 - - - 1.2 - 0.1 0.3 0.3 $ (990) $ (1,049) $ (825) $ 251 $ 174 $ (311) $ 414 $ 1,515 $ (2,613) $ 1,792 (44) (124) (38) 29 (62) (112) 15 138 (177) (21) 1 3 2 2 3 2 2 7 8 14 (1,033) (1,170) (861) 282 115 (421) 431 1,660 (2,782) 1,785 (2) (122) (3) (2) (2) (113) (2) (3) (129) (120) $ (1,035) $ (1,292) $ (864) $ 280 $ 113 $ (534) $ 429 $ 1,657 $ (2,911) $ 1,665 $ 494 $ 632 $ 506 $ 558 $ 804 $ 710 $ 931 $ 673 $ 2,190 $ 3,118 115 179 79 (175) (195) (26) (283) (475) 198 (979) (17) (15) (10) (10) (27) (7) 6 (6) (52) (34) (62) (61) (59) (58) (76) (75) (71) (19) (240) (241) ($ in millions, except ratios) Premiums written The Allstate Corporation Property-Liability Results Three months ended Amortization of deferred policy acquisition costs Operating costs and expenses Restructuring and related charges (Increase) decrease in unearned premiums Other Premiums earned Other revenue Underlying loss ratio * Twelve months ended Expense ratio ^ Effect of amortization of purchased intangibles Claims expense excluding catastrophe expense ^ Operating ratios and reconciliations to underlying ratios Loss ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Amortization of purchased intangibles Underwriting income (loss) (1) Catastrophe losses Claims and claims expense Shelter-in-Place Payback expense Underlying expense ratio * Effect of advertising expense Effect of restructuring and related charges Effect of Coronavirus related expenses ^ Adjusted underwriting expense ratio * Effect of amortization of purchased intangibles Underlying combined ratio * Effect of Run-off Property-Liability on combined ratio Claims expense ratio excluding catastrophe expense ^ Adjusted expense ratio * Combined ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates (1) Underwriting income (loss) Allstate brand National General Answer Financial Total underwriting income (loss) for Allstate Protection Net income (loss) attributable to noncontrolling interest, after-tax Amortization of purchased intangibles Run-off Property-Liability Total underwriting income (loss) for Property-Liability Other financial information Net investment income Income tax (expense) benefit on operations The Allstate Corporation Q422 Supplement 6

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 $ 7,774 $ 7,860 $ 7,470 $ 7,562 $ 6,864 $ 7,171 $ 6,818 $ 7,012 $ 30,666 $ 27,865 2,928 3,286 3,133 2,401 2,680 3,004 2,722 2,083 11,748 10,489 530 606 609 504 517 584 579 476 2,249 2,156 248 285 297 294 240 207 204 197 1,124 848 $ 11,480 $ 12,037 $ 11,509 $ 10,761 $ 10,301 $ 10,966 $ 10,323 $ 9,768 $ 45,787 $ 41,358 $ 7,741 $ 7,545 $ 7,348 $ 7,081 $ 7,019 $ 6,912 $ 6,883 $ 6,809 $ 29,715 $ 27,623 2,847 2,776 2,686 2,603 2,602 2,522 2,411 2,392 10,912 9,927 543 540 545 531 532 521 519 505 2,159 2,077 249 296 295 283 237 204 196 190 1,123 827 $ 11,380 $ 11,157 $ 10,874 $ 10,498 $ 10,390 $ 10,159 $ 10,009 $ 9,896 $ 43,909 $ 40,454 $ (974) $ (1,315) $ (578) $ (147) $ (300) $ (159) $ 394 $ 1,327 $ (3,014) $ 1,262 212 245 (186) 410 335 (277) (7) 268 681 319 (107) (10) 11 18 121 40 39 33 (88) 233 (190) (117) (135) (22) (77) (54) (25) (2) (464) (158) 25 24 25 21 33 27 28 27 95 115 1 3 2 2 3 2 2 7 8 14 $ (1,033) $ (1,170) $ (861) $ 282 $ 115 $ (421) $ 431 $ 1,660 $ (2,782) $ 1,785 $ 699 $ 675 $ 650 $ 619 $ 641 $ 560 $ 556 $ 552 $ 2,643 $ 2,309 86.7 88.0 84.9 73.3 73.9 79.0 71.0 60.0 83.3 71.1 (6.8) (6.8) (10.2) (4.4) (5.1) (12.5) (9.5) (6.0) (7.1) (8.3) (2.5) (6.8) (3.8) (1.5) (1.8) (0.4) 0.2 - (3.6) (0.5) 77.4 74.4 70.9 67.4 67.0 66.1 61.7 54.0 72.6 62.3 22.4 22.5 23.0 24.0 25.0 25.1 24.7 23.2 23.0 24.5 (0.6) (0.6) (0.5) (0.5) (0.7) (0.8) (0.7) (0.1) (0.5) (0.6) 21.8 21.9 22.5 23.5 24.3 24.3 24.0 23.1 22.5 23.9 (1.3) (1.7) (2.3) (3.3) (2.9) (3.2) (3.1) (3.2) (2.2) (3.1) (0.2) (0.1) - (0.1) (0.3) (0.2) (0.6) (0.3) (0.1) (0.4) - - - - - - (0.2) - - (0.1) 20.3 20.1 20.2 20.1 21.1 20.9 20.1 19.6 20.2 20.3 109.1 110.5 107.9 97.3 98.9 104.1 95.7 83.2 106.3 95.6 99.2 96.3 93.4 90.9 91.3 90.4 85.7 77.1 95.1 86.2 6.1 6.1 6.0 5.9 6.2 5.5 5.6 5.6 6.0 5.7 (1) (2) ($ in millions, except ratios) Premiums written The Allstate Corporation Allstate Protection Profitability Measures Three months ended Auto (1) Homeowners (2) Other personal lines Commercial lines Auto (1) Homeowners (2) Other personal lines Commercial lines Total Claims expense excluding catastrophe expense Twelve months ended Operating ratios and reconciliations to underlying ratios Loss ratio Other personal lines Commercial lines Other business lines ^ Answer Financial Total Total Underwriting income (loss) Auto (1) Homeowners (2) Net premiums earned Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Underlying expense ratio * Effect of advertising expense Effect of restructuring and related charges Effect of Coronavirus related expenses 2021 results include certain National General commercial lines insurance products. 2021 results include National General packaged policies, which include auto, and commercial lines insurance products. Adjusted underwriting expense ratio * Combined ratio Underlying combined ratio * Claims expense ratio excluding catastrophe expense The Allstate Corporation Q422 Supplement 7

Number of locations (1) Total brand (%) (2) (3) Location specific (%) (4) Number of locations Total brand (%) (3) Location specific (%) 38 6.1 11.2 19 4.7 14.0 16 2.1 11.3 9 0.5 6.9 26 4.3 8.5 19 1.1 3.2 16 4.4 15.7 7 1.6 10.8 Number of locations Total brand (%) (3) Location specific (%) Number of locations Total brand (%) (3) Location specific (%) 30 2.5 8.7 28 3.6 9.3 13 0.7 5.4 17 1.4 4.8 19 2.7 6.0 24 1.9 4.6 10 0.7 6.5 4 1.2 8.3 (1) (2) (3) (4) The Allstate Corporation Three months ended September 30, 2022 Three months ended March 31, 2022 Three months ended June 30, 2022 National General Auto Homeowners Allstate brand Auto Homeowners Three months ended December 31, 2022 Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written Allstate brand Auto Homeowners National General Refers to the number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented. Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. National General operates in 50 states and the District of Columbia. Auto Homeowners Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations. Total Allstate brand implemented auto insurance rate increases totaled $1.48 billion in the fourth quarter of 2022, after implementing $1.14 billion, $601 million and $862 million of rate increases in the third, second and first quarters of 2022, respectively. Represents the impact in the locations where rate changes were implemented during the period as a percentage of total brand prior year-end premiums written. The Allstate Corporation Q422 Supplement 8

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 $ 7,774 $ 7,860 $ 7,470 $ 7,562 $ 6,864 $ 7,171 $ 6,818 $ 7,012 $ 30,666 $ 27,865 7,741 7,545 7,348 7,081 7,019 6,912 6,883 6,809 29,715 27,623 (974) (1,315) (578) (147) (300) (159) 394 1,327 (3,014) 1,262 90.6 95.3 84.9 77.6 78.9 76.9 68.7 57.2 87.2 70.5 (0.5) (4.4) (1.5) (0.6) (1.3) (2.9) (2.2) (0.4) (1.7) (1.7) (2.3) (8.5) (3.8) (2.1) (2.1) (1.1) 0.4 0.2 (4.2) (0.6) 87.8 82.4 79.6 74.9 75.5 72.9 66.9 57.0 81.3 68.2 22.0 22.1 23.0 24.5 25.4 25.4 25.6 23.3 22.9 24.9 (0.6) (0.5) (0.5) (0.6) (0.7) (0.7) (0.7) (0.2) (0.6) (0.6) 21.4 21.6 22.5 23.9 24.7 24.7 24.9 23.1 22.3 24.3 112.6 117.4 107.9 102.1 104.3 102.3 94.3 80.5 110.1 95.4 (0.5) (4.4) (1.5) (0.6) (1.3) (2.9) (2.2) (0.4) (1.7) (1.7) (2.3) (8.5) (3.8) (2.1) (2.1) (1.1) 0.4 0.2 (4.2) (0.6) (0.6) (0.5) (0.5) (0.6) (0.7) (0.7) (0.7) (0.2) (0.6) (0.6) 109.2 104.0 102.1 98.8 100.2 97.6 91.8 80.1 103.6 92.5 — — — — — — 0.4 — — 0.1 $ 6,560 $ 6,704 $ 6,374 $ 6,308 $ 5,937 $ 6,153 $ 5,952 $ 6,060 $ 25,946 $ 24,102 6,544 6,416 6,253 6,073 6,029 6,009 6,036 6,014 25,286 24,088 (909) (1,222) (578) (137) (236) (123) 364 1,203 (2,846) 1,208 113.9 119.0 109.2 102.3 103.9 102.0 94.0 80.0 111.3 95.0 (3.1) (13.7) (5.6) (3.0) (3.5) (4.5) (2.0) (0.4) (6.4) (2.6) 110.8 105.3 103.6 99.3 100.4 97.5 92.0 79.6 104.9 92.4 $ 1,214 $ 1,156 $ 1,096 $ 1,254 $ 927 $ 1,018 $ 866 $ 952 $ 4,720 $ 3,763 1,197 1,129 1,095 1,008 990 903 847 795 4,429 3,535 (65) (93) - (10) (64) (36) 30 124 (168) 54 105.4 108.2 100.0 101.0 106.5 104.0 96.5 84.4 103.8 98.5 (4.8) (11.4) (6.6) (5.6) (7.5) (6.3) (6.7) (0.6) (7.1) (5.5) 100.6 96.8 93.4 95.4 99.0 97.7 89.8 83.8 96.7 93.0 (1) ($ in millions, except ratios) Allstate Protection The Allstate Corporation Auto Profitability Measures Three months ended Twelve months ended Underlying combined ratio * Effect of Shelter-in-Place Payback expense on combined and expense ratios Allstate brand Premiums written Net premiums earned Underwriting income (loss) Operating ratios and reconciliations to underlying ratios Loss ratio Effect of prior year non-catastrophe reserve reestimates ("PYRR") Effect of amortization of purchased intangibles ("APIA") Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Underlying expense ratio * Combined ratio Effect of catastrophe losses Includes 2.7 points and 2.9 points in the fourth quarter and twelve months ended 2022, respectively, and 4.6 points and 4.1 points in the fourth quarter and twelve months ended 2021, respectively, related to the effect of amortization of purchased intangibles. Premiums written Net premiums earned Underwriting income (loss) Combined ratio Effect of catastrophe losses, non-catastrophe PYRR and APIA Underlying combined ratio * National General Premiums written Net premiums earned Underwriting income (loss) Combined ratio Effect of catastrophe losses, non-catastrophe PYRR and APIA (1) Underlying combined ratio * The Allstate Corporation Q422 Supplement 9

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 788 933 959 964 829 932 926 929 3,644 3,616 639 648 672 718 504 516 495 542 2,677 2,057 1,427 1,581 1,631 1,682 1,333 1,448 1,421 1,471 6,321 5,673 559 624 619 599 544 610 620 613 2,401 2,387 465 535 571 631 436 447 435 455 2,202 1,773 403 422 441 452 353 391 366 403 1,718 1,513 1,427 1,581 1,631 1,682 1,333 1,448 1,421 1,471 6,321 5,673 698 667 644 626 610 604 600 607 659 605 14.4 10.4 7.3 3.1 (1.8) (2.7) (2.0) (1.5) 8.9 (1.9) 601 585 569 554 548 548 554 554 577 551 9.7 6.8 2.7 - (1.8) (1.4) 0.2 0.5 4.7 (0.7) 86.0 87.0 87.5 87.5 87.2 87.2 87.1 86.7 87.0 87.0 6.2 3.5 7.1 18.4 21.5 16.6 47.3 (18.8) 8.2 13.0 1.8 0.1 5.1 15.1 21.9 21.4 49.5 (10.5) 5.0 17.8 Exclusive agency channel Allstate Protection by channel Direct channel Three months ended Allstate Protection by brand New issued applications (in thousands) ^ Allstate brand Auto Statistics The Allstate Corporation Twelve months ended Average premium - net earned ^ ($) Renewal ratio ^ (%) Average premium - net earned ^ (% change year-over-year) Collision gross claim frequency (% change year-over-year) Property damage gross claim frequency ^ (% change year-over-year) Independent agency channel Total Average premium - gross written ^ ($) Allstate brand Average premium - gross written ^ (% change year-over-year) National General brand Total The Allstate Corporation Q422 Supplement 10

Number of States(2) Total brand premium (%) Location specific (%) (3) Number of States Total brand premium (%) Location specific (%) 6 1.5 14.2 16 19.3 7.5 4 5.9 9.2 7 8.1 10.5 41 92.6 11.5 28 72.6 15.6 Number of States Total brand premium (%) Location specific (%) Number of States Total brand premium (%) Location specific (%) 17 15.0 10.8 28 26.8 5.8 11 21.6 8.8 8 10.7 10.0 23 63.4 8.6 15 62.5 10.9 (1) (2) (3) The Allstate Corporation Three months ended September 30, 2022 Three months ended March 31, 2022 Three months ended June 30, 2022 >100 Underlying combined ratio* <96 96-100 Three months ended December 31, 2022 Allstate Brand(1) Auto State Profitability Allstate brand excluding Esurance and Canada. Reflects 50 U.S. states plus District of Columbia. Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year- end premiums written in those same locations. Underlying combined ratio* <96 96-100 >100 The Allstate Corporation Q422 Supplement 11

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 $ 2,928 $ 3,286 $ 3,133 $ 2,401 $ 2,680 $ 3,004 $ 2,722 $ 2,083 $ 11,748 $ 10,489 2,847 2,776 2,686 2,603 2,602 2,522 2,411 2,392 10,912 9,927 212 245 (186) 410 335 (277) (7) 268 681 319 68.6 66.9 82.3 60.4 61.7 85.9 76.3 64.9 69.6 72.2 (21.1) (14.1) (34.3) (14.8) (16.6) (38.0) (30.3) (20.7) (21.1) (26.3) (0.7) (1.8) (1.7) 0.1 - (0.6) 0.3 (0.2) (1.0) (0.2) 46.8 51.0 46.3 45.7 45.1 47.3 46.3 44.0 47.5 45.7 24.0 24.3 24.6 23.8 25.4 25.1 24.0 23.9 24.2 24.6 (0.5) (0.7) (0.6) (0.5) (0.9) (0.8) (0.8) (0.2) (0.6) (0.7) 23.5 23.6 24.0 23.3 24.5 24.3 23.2 23.7 23.6 23.9 92.6 91.2 106.9 84.2 87.1 111.0 100.3 88.8 93.8 96.8 (21.1) (14.1) (34.3) (14.8) (16.6) (38.0) (30.3) (20.7) (21.1) (26.3) (0.7) (1.8) (1.7) 0.1 - (0.6) 0.3 (0.2) (1.0) (0.2) (0.5) (0.7) (0.6) (0.5) (0.9) (0.8) (0.8) (0.2) (0.6) (0.7) 70.3 74.6 70.3 69.0 69.6 71.6 69.5 67.7 71.1 69.6 221 267 263 235 225 259 258 220 986 962 28 41 40 27 25 28 27 22 136 102 249 308 303 262 250 287 285 242 1,122 1,064 184 219 222 201 194 225 226 195 826 840 20 24 27 23 22 24 22 16 94 84 45 65 54 38 34 38 37 31 202 140 249 308 303 262 250 287 285 242 1,122 1,064 $ 2,448 $ 2,803 $ 2,665 $ 2,020 $ 2,225 $ 2,452 $ 2,313 $ 1,727 $ 9,936 $ 8,717 2,408 2,350 2,281 2,210 2,152 2,080 2,032 2,008 9,249 8,272 197 268 (132) 368 350 (208) 7 262 701 411 91.8 88.6 105.8 83.3 83.7 110.0 99.7 87.0 92.4 95.0 (23.7) (16.0) (38.8) (16.6) (17.9) (42.5) (33.1) (23.7) (23.8) (29.2) 68.1 72.6 67.0 66.7 65.8 67.5 66.6 63.3 68.6 65.8 1,668 1,635 1,590 1,554 1,489 1,443 1,404 1,360 1,614 1,426 12.0 13.3 13.2 14.3 11.0 8.2 6.0 3.8 13.2 7.4 1,444 1,415 1,381 1,345 1,311 1,279 1,254 1,245 1,396 1,272 10.1 10.6 10.1 8.0 6.1 4.2 2.8 2.7 9.7 3.9 86.7 87.4 86.9 86.2 87.0 87.1 87.3 87.0 86.8 87.1 (3.8) (2.9) (0.8) (4.6) 1.4 3.4 10.4 19.3 (2.9) 8.3 20.9 18.8 22.6 25.4 15.0 15.0 8.3 1.4 21.6 10.0 $ 480 $ 483 $ 468 $ 381 $ 455 $ 552 $ 409 $ 356 $ 1,812 $ 1,772 439 426 405 393 450 442 379 384 1,663 1,655 15 (23) (54) 42 (15) (69) (14) 6 (20) (92) 96.6 105.4 113.3 89.3 103.3 115.6 103.7 98.4 101.2 105.6 (14.6) (19.5) (24.4) (7.4) (15.3) (24.6) (19.0) (7.8) (16.5) (17.0) 82.0 85.9 88.9 81.9 88.0 91.0 84.7 90.6 84.7 88.6 (1) Loss ratio ($ in millions, except ratios) Allstate Protection The Allstate Corporation Homeowners Profitability Measures Three months ended Net premiums earned Underwriting income (loss) Underlying combined ratio * New issued applications (in thousands) Allstate Protection by brand Twelve months ended Underlying expense ratio * Combined ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates ("PYRR") Effect of amortization of purchased intangibles ("APIA") Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Premiums written Operating ratios and reconciliations to underlying ratios Allstate brand National General brand Total Allstate Protection by channel Exclusive agency channel Direct channel Independent agency channel Total Allstate brand Premiums written Net premiums earned Underwriting income (loss) Combined ratio Effect of catastrophe losses, non-catastrophe PYRR and APIA Underlying combined ratio * Average premium - gross written ($) Average premium - gross written (% change year-over-year) Average premium - net earned ($) Average premium - net earned (% change year-over-year) Renewal ratio (%) Gross claim frequency (%) Paid claim severity ^ (%) National General Underlying combined ratio * Includes 2.5 points and 2.9 points in the fourth quarter and twelve months ended 2022, respectively, and 4.6 points and 3.7 points in the fourth quarter and twelve months ended 2021, respectively, related to the effect of amortization of purchased intangibles. Premiums written Net premiums earned Underwriting income (loss) Combined ratio Effect of catastrophe losses, non-catastrophe PYRR and APIA (1) The Allstate Corporation Q422 Supplement 12

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 $ 742 $ 657 $ 670 $ 630 $ 716 $ 651 $ 692 $ 583 $ 2,699 $ 2,642 $ 520 $ 504 $ 488 $ 483 $ 462 $ 456 $ 435 $ 411 $ 1,995 $ 1,764 78 84 91 94 91 85 88 90 347 354 31 39 38 41 42 46 46 41 149 175 14 13 12 9 11 10 12 10 48 43 (140) (141) (128) (123) (124) (122) (109) (103) (532) (458) (243) (236) (228) (221) (214) (206) (194) (181) (928) (795) (229) (214) (213) (218) (227) (209) (203) (198) (874) (837) (1) (1) - - (2) 1 (4) (9) (2) (14) 6 (13) (16) (12) (9) (16) (15) (12) (35) (52) Less: net income (loss) attributable to noncontrolling interest (2) - 1 - 1 - - - (1) 1 38 35 43 53 29 45 56 49 169 179 6 6 6 6 6 7 7 8 24 28 1 1 - - 2 (1) 4 9 2 14 (6) 13 16 12 9 16 15 12 35 52 $ 39 $ 55 $ 65 $ 71 $ 46 $ 67 $ 82 $ 78 $ 230 $ 273 $ 570 $ 452 $ 456 $ 429 $ 519 $ 439 $ 467 $ 388 $ 1,907 $ 1,813 $ 346 $ 330 $ 318 $ 313 $ 298 $ 295 $ 279 $ 260 $ 1,307 $ 1,132 367 349 338 329 314 311 295 275 1,383 1,195 (94) (92) (82) (77) (80) (77) (70) (66) (345) (293) (134) (129) (123) (119) (113) (109) (100) (91) (505) (413) (102) (90) (83) (80) (88) (80) (70) (61) (355) (299) (1) - - - (1) (2) (2) - (1) (5) 4 (9) (13) (10) (8) (11) (11) (12) (28) (42) Less: net income (loss) attributable to noncontrolling interest (2) - 1 - 1 - - - (1) 1 $ 42 $ 29 $ 36 $ 43 $ 23 $ 32 $ 42 $ 45 $ 150 $ 142 $ 145 $ 143 $ 139 $ 135 $ 135 $ 129 $ 130 $ 123 $ 562 $ 517 8 10 8 9 9 7 10 8 35 34 $ 64 $ 65 $ 64 $ 65 $ 61 $ 64 $ 60 $ 59 $ 258 $ 244 3 1 1 2 - 1 2 4 7 7 $ 33 $ 49 $ 52 $ 62 $ 62 $ 62 $ 64 $ 64 $ 196 $ 252 (7) (2) (1) (1) (1) 1 1 2 (11) 3 $ 34 $ 34 $ 36 $ 36 $ 34 $ 31 $ 32 $ 31 $ 140 $ 128 (8) (3) (1) - (2) 4 1 (10) (12) (7) (1) ($ in millions) Protection Services Net premiums written The Allstate Corporation Protection Services Segment Results Three months ended Income tax expense on operations Adjusted net income (1) Premiums earned Other revenue Intersegment insurance premiums and service fees Net investment income Claims and claims expense Adjusted net income is the GAAP segment measure. Income tax expense on operations Adjusted net income Allstate Dealer Services Revenue Adjusted net income Allstate Roadside Revenue Adjusted net income Arity Revenue Adjusted net income (loss) Allstate Identity Protection Revenue Adjusted net income (loss) Other costs and expenses ^ Restructuring and related charges Twelve months ended Net premiums written Premiums earned Revenue ^ Claims and claims expense Amortization of deferred policy acquisition costs Depreciation Restructuring and related charges Income tax expense on operations Adjusted earnings before taxes, depreciation and restructuring * Allstate Protection Plans Amortization of deferred policy acquisition costs Operating costs and expenses Restructuring and related charges The Allstate Corporation Q422 Supplement 13

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 $ 405 $ 433 $ 437 $ 438 $ 429 $ 436 $ 421 $ 428 $ 1,713 $ 1,714 30 30 29 31 30 24 26 27 120 107 125 90 92 95 111 85 83 80 402 359 19 17 16 17 18 18 19 19 69 74 (260) (263) (269) (269) (278) (277) (252) (242) (1,061) (1,049) (36) (32) (36) (43) (43) (30) (32) (39) (147) (144) (220) (207) (185) (202) (205) (206) (186) (190) (814) (787) (1) 1 (2) - - (8) (1) - (2) (9) (12) (15) (17) (14) (14) (9) (16) (18) (58) (57) $ 50 $ 54 $ 65 $ 53 $ 48 $ 33 $ 62 $ 65 $ 222 $ 208 (8) (8) (9) (8) (9) (8) (8) (9) (33) (34) 57.9% 55.1% 55.8% 55.7% 58.6% 58.5% 54.6% 51.2% 56.1% 55.7% $ 256 $ 257 $ 257 $ 266 $ 262 $ 251 $ 255 $ 263 $ 1,036 $ 1,031 100 96 95 94 90 90 87 83 385 350 79 110 114 109 107 119 105 109 412 440 $ 435 $ 463 $ 466 $ 469 $ 459 $ 460 $ 447 $ 455 $ 1,833 $ 1,821 (1) Accident, health and other policy benefits ($ in millions) Allstate Health and Benefits Group health ^ The Allstate Corporation Allstate Health and Benefits Segment Results and Other Statistics Three months ended Contract charges Other revenue (1) Individual health ^ Total Reflects commission revenue, administrative fees, agency fees and technology fees from the group health and individual health business. Twelve months ended Interest credited to contractholder funds Benefit ratio ^ Premiums and contract charges Employer voluntary benefits ^ Amortization of deferred policy acquisition costs Operating costs and expenses Restructuring and related charges Income tax expense on operations Adjusted net income ^ Premiums Net investment income The Allstate Corporation Q422 Supplement 14

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 $ 23 (1) $ 23 $ 25 $ 24 $ 19 $ 1 $ 2 $ - $ 95 (1) $ 22 30 28 28 10 14 26 12 6 96 58 (63) (65) (75) (59) (57) (41) (28) (32) (262) (158) (2) - (1) - 9 (1) - (10) (3) (2) (86) (83) (83) (83) (83) (69) (91) (86) (335) (329) 24 19 26 23 22 19 23 26 92 90 (26) (26) (27) (26) (27) (30) (30) (27) (105) (114) $ (100) $ (104) $ (107) $ (111) $ (103) $ (95) $ (112) $ (123) $ (422) $ (433) (1) The Allstate Corporation Corporate and Other Segment Results Three months ended Preferred stock dividends Adjusted net loss ^ Excludes $83 million related to the gain on sale of headquarters in the fourth quarter of 2022 reported as other revenue. Twelve months ended Net investment income Operating costs and expenses Restructuring and related charges Interest expense Income tax benefit on operations ($ in millions) Other revenue The Allstate Corporation Q422 Supplement 15

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 $ 42,485 $ 41,715 $ 41,282 $ 40,745 $ 42,136 $ 39,989 $ 42,825 $ 40,594 $ 42,485 $ 42,136 4,567 4,723 4,681 5,315 7,061 3,807 3,059 3,154 4,567 7,061 762 833 848 855 821 752 786 902 762 821 8,114 7,907 7,943 7,977 8,018 7,578 7,073 6,367 8,114 8,018 4,173 4,030 4,384 4,344 4,009 6,428 5,516 6,017 4,173 4,009 1,728 1,798 1,917 2,532 2,656 3,286 3,311 3,042 1,728 2,656 $ 61,829 $ 61,006 $ 61,055 $ 61,768 $ 64,701 $ 61,840 $ 62,570 $ 60,076 $ 61,829 $ 64,701 $ 366 $ 323 $ 299 $ 267 $ 278 $ 279 $ 290 $ 301 $ 1,255 $ 1,148 32 30 34 36 49 24 13 14 132 100 8 8 9 8 12 9 12 10 33 43 144 325 224 292 506 438 651 378 985 1,973 40 30 10 2 2 1 1 1 82 5 42 38 42 40 56 50 48 41 162 195 632 754 618 645 903 801 1,015 745 2,649 3,464 (75) (64) (56) (51) (56) (37) (41) (37) (246) (171) $ 557 $ 690 $ 562 $ 594 $ 847 $ 764 $ 974 $ 708 $ 2,403 $ 3,293 3.2% 2.9% 2.8% 2.6% 2.8% 2.8% 2.9% 3.1% 2.9% 2.9% $ (227) $ (175) $ (303) $ (127) $ 137 $ 80 $ 115 $ 246 $ (832) $ 578 (24) (6) (13) (11) (44) (12) 12 2 (54) (42) 361 (285) (689) (447) 178 (9) 163 167 (1,060) 499 (15) 299 272 318 (5) 46 (3) 11 874 49 $ 95 $ (167) $ (733) $ (267) $ 266 $ 105 $ 287 $ 426 $ (1,072) $ 1,084 0.9% 1.1% 0.9% 0.9% 1.3% 1.2% 1.6% 1.2% 3.9% 5.3% 1.0 (1.4) (2.6) (3.1) (0.5) (0.2) 0.7 (1.8) (6.2) (1.8) 0.6 (0.5) (1.1) (0.6) 0.3 — 0.3 0.4 (1.7) 0.9 2.5% (0.8) % (2.8) % (2.8) % 1.1% 1.0% 2.6% (0.2) % (4.0) % 4.4% 3.6 3.6 3.8 3.8 4.2 4.8 4.6 4.8 3.4 3.0 3.2 3.1 3.8 4.6 4.6 4.9 ($ in millions) Investment position Fixed income securities, at fair value As of or for the three months ended Equity securities ^ Fixed income securities Equity securities Mortgage loans Limited partnership interests Mortgage loans, net Limited partnership interests ^ Short-term, at fair value Other investments, net Total Credit losses Valuation change of equity investments Investment Position and Results The Allstate Corporation As of or for the twelve months ended Pre-tax yields on fixed income securities ^ Net gains (losses) on investments and derivatives, pre-tax by transaction type Sales Short-term investments Other investments Investment income, before expense Investment expense Net investment income Net investment income Valuation change and settlements of derivatives Total Total return on investment portfolio ^ Net investment income Fixed income securities portfolio duration including interest rate derivative positions (in years) Valuation-interest bearing Valuation-equity investments Total Fixed income securities portfolio duration ^ (in years) The Allstate Corporation Q422 Supplement 16

Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2022 Dec. 31, 2021 48,114$ 47,364$ 47,457$ 47,480$ 48,589$ 49,386$ 51,367$ 49,422$ 48,114$ 48,589$ 4,112 4,283 4,259 4,915 6,689 3,455 2,676 2,787 4,112 6,689 519 469 485 548 805 486 317 298 519 805 52,745$ 52,116$ 52,201$ 52,943$ 56,083$ 53,327$ 54,360$ 52,507$ 52,745$ 56,083$ 6,965$ 6,980$ 6,996$ 6,943$ 6,726$ 6,589$ 6,327$ 5,702$ 6,965$ 6,726$ 2,119 1,910 1,858 1,882 1,892 1,924 1,883 1,867 2,119 1,892 9,084$ 8,890$ 8,854$ 8,825$ 8,618$ 8,513$ 8,210$ 7,569$ 9,084$ 8,618$ 432$ 376$ 336$ 296$ 316$ 319$ 330$ 331$ 1,440$ 1,296$ 34 25 29 26 45 17 17 15 114 94 - 5 4 3 4 17 9 9 12 39 466 406 369 325 365 353 356 355 1,566 1,429 (2) (4) (1) (2) (2) (1) (1) (1) (9) (5) 464$ 402$ 368$ 323$ 363$ 352$ 355$ 354$ 1,557$ 1,424$ 3.3% 2.9% 2.7% 2.4% 2.7% 2.7% 2.7% 2.8% 2.8% 2.8% 110$ 311$ 129$ 248$ 378$ 400$ 552$ 330$ 798$ 1,660$ 56 37 120 72 160 48 107 60 285 375 166 348 249 320 538 448 659 390 1,083 2,035 (19) (13) (13) (14) (22) (11) (10) (12) (59) (55) 147$ 335$ 236$ 306$ 516$ 437$ 649$ 378$ 1,024$ 1,980$ 6.5% 15.2% 10.7% 14.1% 24.2% 21.0% 33.0% 20.7% 11.6% 24.8% 2.8% (1.5) % (3.7) % (3.8) % 0.4% 0.3% 1.7% (1.1) % (6.2) % 1.3% 0.9 3.6 3.1 4.0 6.1 5.7 8.6 6.3 11.6 26.8 12.9% 13.0% 13.0% 13.0% 12.9% 12.4% 12.1% 11.7% 13.1 13.3 14.1 13.9 13.9 13.2 12.1 10.8 15.7 14.9 15.2 15.0 14.0 12.4 10.7 8.5 11.2 17.4 24.6 27.7 32.6 31.4 27.3 11.1 (1) (2) ($ in millions) Investment Position Market-based ^ As of or for the three months ended Interest-bearing investments ^ Total Investment income Market-based Equity securities LP and other alternative investments ^ Total Performance-based ^ Private equity (1) Private equity Real estate Investment Position and Results by Strategy The Allstate Corporation As of or for the twelve months ended Income for yield calculation Pre-tax yield Performance-based Interest-bearing investments Equity securities LP and other alternative investments Investment income, before expense Investee level expenses Real estate 2021 calculations are based on consolidated results including held for sale investments. Includes infrastructure investments of $1.05 billion as of December 31, 2022. Investment income, before expense Investee level expenses Income for yield calculation Pre-tax yield Total return on investments portfolio Market-based Performance-based Internal rate of return (2) ^ Performance-based 10 year 5 year 3 year 1 year The Allstate Corporation Q422 Supplement 17

• Net gains and losses on investments and derivatives • Pension and other postretirement remeasurement gains and losses • Business combination expenses and the amortization or impairment of purchased intangibles • Income or loss from discontinued operations • Gain or loss on disposition • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges, amortization or impairment of purchased intangibles and Coronavirus related expenses on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges, amortization or impairment of purchased intangibles and Coronavirus related expenses. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Coronavirus related expenses are excluded because these items are related to programs offered during the peak of the pandemic that are no longer available. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of the adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. We believe it is useful for investors to evaluate this ratio which is linked to a long-term expense ratio improvement commitment through 2024. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income (loss) applicable to common shareholders, excluding: Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, business combination expenses and the amortization or impairment of purchased intangibles, income or loss from discontinued operations, gain or loss on disposition and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Business combination expenses, income or loss from discontinued operations and gain or loss on disposition are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". The Allstate Corporation Q422 Supplement 18

Definitions of Non-GAAP Measures (continued) Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation Q422 Supplement 19

Glossary Consolidated Operations Accident and health insurance premiums and contract charges are reported in the Allstate Health and Benefits segment and include employer voluntary benefits, group health and individual health products. Adjusted net income is the GAAP segment measure used for the Protection Services, Allstate Health and Benefits, and Corporate and Other segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines and commercial lines insurance products, as well as consumer product protection plans, roadside assistance and finance and insurance products. Property-Liability Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Average premium - net earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Coronavirus related expenses includes shelter-in-place payback and special payment plan bad debt expenses. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. Gross claim frequency is calculated as annualized notice counts, excluding counts associated with catastrophe events, received in the period divided by the average of policies in force with the applicable coverage during the period. It includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). The percent change in gross claim frequency is calculated as the amount of increase or decrease in the gross claim frequency in the current period compared to the same period in the prior year, divided by the prior year gross claim frequency. New issued applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage and non-proprietary life and annuity products. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year, divided by the prior year paid claim severity. Renewal ratio: Renewal policy item counts issued during the period, based on contract effective dates, divided by the total policy item counts issued generally 6 months prior for auto or 12 months prior for homeowners. Allstate Health and Benefits Investments Duration measures the price sensitivity of assets and liabilities to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the investee financial statements. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, including infrastructure investments, and real estate, most of which were limited partnerships. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivative instruments, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage and bank loans divided by the average fair value balances. Employer voluntary benefits includes supplemental life and health products offered through workplace enrollment. Group health includes health products and administrative services sold to employers. Individual health includes short-term medical and other health products sold directly to individuals. Protection Services Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, revenue earned from external customers and net investment income. Benefit ratio is accident, health and other policy benefits less interest credited to contractholder funds, divided by premiums and contract charges. The Allstate Corporation Q422 Supplement 20